UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 14, 2012 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On February 15, 2012, the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company (Utility) elected Fred J. Fowler to serve as a director of PG&E Corporation and the Utility, effective March 1, 2012.  Mr. Fowler also has been appointed to serve as a member of the Nuclear, Operations, and Safety Committee of PG&E Corporation’s Board.  A copy of the related press release is attached to this report as Exhibit 99.1.

Non-employee directors are entitled to receive the following compensation: (1) an annual retainer of $55,000, (2) equity awards valued at $90,000, consisting of restricted stock units to be awarded under the formula award provisions of the PG&E Corporation 2006 Long-Term Incentive Plan in May of each year, (3) a per-meeting fee of $1,750 for each Board or Committee meeting attended, except that members of the Audit Committees receive a per-meeting fee of $2,750, and (4) a per-meeting fee of $1,750 for each shareholder meeting attended that is not held on the same day as a Board meeting.

PG&E Corporation’s and the Utility’s Corporate Governance Guidelines require that at least 75% of each Board be composed of independent directors, defined as directors who (1) are neither current nor former officers or employees of, nor consultants to, PG&E Corporation or its subsidiaries, (2) are neither current nor former officers or employees of any other corporation on whose board of directors any officer of PG&E Corporation serves as a member, and (3) otherwise meet the definition of “independence” set forth in the applicable stock exchange rules.  The composition of PG&E Corporation’s and the Utility’s Board of Directors currently meet the Corporate Governance Guidelines.

There are no arrangements or understandings pursuant to which Mr. Fowler was selected as a director of PG&E Corporation or of the Utility.  Mr. Fowler does not have any relationship or related transaction with PG&E Corporation or the Utility that would require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

Adoption of 2012 Officer Severance Policy

On February 15, 2012, the PG&E Corporation Board of Directors approved the 2012 Officer Severance Policy (2012 Severance Policy).  All new officers hired or promoted on or after March 1, 2012 will be eligible for benefits under the 2012 Severance Policy.  Other officers will remain subject to the existing PG&E Corporation Officer Severance Policy until February 17, 2015, to the extent that the 2012 Severance Policy would reduce such officers’ aggregate level of benefits.

Under the 2012 Severance Policy, changes to the non-change-in-control severance benefits include: (1) a revision to the cash severance formula, to one times the sum of the officer’s base salary and target short-term incentive payment at the time of termination, (2) a reduction in the maximum post-termination exercise period for stock options, to 12 months, (3) provision of a cash lump-sum payment approximately equal to 18 months’ worth of post-employment health care coverage instead of payment of the actual premiums, and (4) elimination of the payment of a pro-rated short-term incentive payment.

Changes to the benefits available upon termination in connection with a change in control of PG&E Corporation include: (1) a reduction in the severance payment formula, to two times the sum of base salary and target short-term incentive payment, (2) pro-ration, rather than full payment, of the short-term incentive award payout, (3) a change to the scope of officers who are eligible to receive change-in control-severance benefits, by adding officers of the Utility who are in compensation bands 1-2 (which includes Executive Vice Presidents), and limiting eligibility of PG&E Corporation officers to officers who are Senior Vice Presidents and above in compensation bands 1-2 (PG&E Corporation Senior Vice Presidents who are in compensation bands 3 and 4 are no longer eligible), and (4) adding post-employment career transition services and a cash lump-sum payment approximately equal to 18 months’ worth of post-employment health care coverage.  Under the terms of his offer letter previously filed with the Securities and Exchange Commission, PG&E Corporation’s Chairman, Chief Executive Officer and President, Anthony F. Earley, Jr., is not a participant in either the existing PG&E Corporation Officer Severance Policy or the 2012 Severance Policy.

Amendment of Post-Retirement Life Insurance Plan

On February 14, 2012, the Compensation Committee of the PG&E Corporation Board of Directors amended the Pacific Gas and Electric Company Post-Retirement Life Insurance Plan to, among other things, eliminate tax gross-up payments made to any plan participant who, at any time prior to payment, was a named executive officer (as defined in Item 402(a)(3) of Securities and Exchange Commission Regulation S-K) of PG&E Corporation or the Utility.  This amendment will become effective on May 15, 2012.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

To accommodate the election of Mr. Fowler, on February 15, 2012, the Boards of Directors of PG&E Corporation and the Utility adopted resolutions to amend each company’s respective Bylaws to increase the number of directors on each Board to 12, effective March 1, 2012.  PG&E Corporation’s Bylaws state that the authorized number of directors may not be less than 7 nor more than 13, and the Utility’s Bylaws state that the authorized number of directors may not be less than 9 nor more than 17.  Each company’s Bylaws permit the Board of Directors to amend the respective company’s Bylaws to set the exact number of directors within the stated range.  The text of the amendment to PG&E Corporation’s Bylaws is attached to this report as Exhibit 99.2, and the text of the amendment to the Utility’s Bylaws is attached to this report as Exhibit 99.3.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1	Press Release dated February 21, 2012
Exhibit 99.2	Text of the amendment to the Bylaws of PG&E Corporation effective March 1, 2012
Exhibit 99.3	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective March 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: February 21, 2012	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: February 21, 2012	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release dated February 21, 2012
Exhibit 99.2	Text of the amendment to the Bylaws of PG&E Corporation effective March 1, 2012
Exhibit 99.3	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective March 1, 2012